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                                                                Exhibit 10(i)

                       ASSIGNMENT OF MEMBERSHIP INTEREST
                         IN HUNTERS BRANCH LEASING, LLC

     THIS ASSIGNMENT is made and is effective in all respects as of the 1st day of January, 2001, by and between KAISER HOLDINGS UNLIMITED, INC., a Delaware corporation ("Assignor") in favor of NUTLEY PARTNERS, LC, a Maryland limited liability company ("Assignee").

     A. Hunters Branch Leasing, LLC, a Delaware limited liability company (the "Company"), was created pursuant to a Certificate of Conversion filed with the Delaware Secretary of State on December 21, 2000. Pursuant to the aforementioned Certificate of Conversion, Kaiser Hunters Branch Leasing, Inc., a Delaware corporation, was converted into and became the Company pursuant to and in accordance with the provisions of Section 18-214 of the Delaware Limited Liability Company Act and Section 266 of the Delaware General Corporation Law.

     B.  Assignor is the sole manager of the Company

     C. Assignor is the owner of one hundred percent (100%) of the membership interests (collectively, the "Interest") in the Company, and desires to sell and assign the Interest to Assignee and to (i) withdraw from the membership of the Company and (ii) withdraw as the manager of the Company.

     D. The Assignee wishes to become the owner of the Interest and to become the manager of the Company.

     E. The Company is currently operated under the Delaware Limited Liability Company Act without a Limited Liability Company Agreement.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Assignor does hereby sell, assign, transfer and set over to the Assignee the entire Interest in the Company, which represents one hundred percent (100%) of the membership interest in the Company, together with all rights, privileges, liabilities, obligations and responsibilities associated therewith, free and clear of all liens, claims and interests, effective for all purposes as of December 31, 2000.

2. Assignee hereby accepts such assignment and assumes the Interest together with all rights, privileges, liabilities, obligations and responsibilities associated therewith.

3.  Assignor hereby certifies, to the best of Assignor's knowledge, as follows:

     A. There is no default by the Company under the terms and conditions of any agreement or instrument by which the Company is bound.
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     B. There are no restrictions or other limitation on the ability of Assignor to transfer the Interest to Assignee.

4. Assignor hereby certifies that Assignor has not assigned, pledged, encumbered or alienated in any way its membership interest in the Company.

5. This Agreement is made subject to and in accordance with the terms and conditions of that certain "Agreement" dated as of October 28, 2000 by and between Assignor and others, a copy of which is attached hereto and the relevant portions of which, including but not limited to Section 3 thereof, are incorporated herein by reference.

6. This Assignment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument, binding on all parties hereto, notwithstanding that all of such parties may not have executed the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date hereof.

                              ASSIGNOR:

                              KAISER HOLDINGS UNLIMITED, INC.
                              a Delaware corporation


                              By: /s/ Marijo L. Ahlgrimm
                                  ------------------------------
                                  Name:  Marijo L. Ahlgrimm
                                  Title: Chief Financial Officer

                              ASSIGNEE:

                              NUTLEY PARTNERS, LC

                              By: FP-Argo Hunters Branch, LC, its manager

                              By: Argo Investment Company, LC, its
                                   Manager


                              By: /s/ Richard L. Perlmutter
                                  ----------------------------
                                  Name:  Richard L. Perlmutter
                                  Title: Manager